COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
General
Estimated losses from contingencies are accrued by a charge to income when information available prior to issuance of the financial statements indicates that it is probable that a liability could be incurred and the amount of the loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. If a loss contingency is not probable or reasonably estimable, disclosure of the contingency and estimated range of loss, if determinable, is made in the financial statements when it is at least reasonably possible that a material loss could be incurred.
Operating Segments
The Company’s operating and reportable segments are identified in Note 3. Except as noted in this paragraph, all of the Company’s commitments and contingencies specifically described herein are included in Corporate and Other. The Yanacocha matters relate to the Yanacocha reportable segment. The Newmont Ghana Gold and Newmont Golden Ridge matters relate to the Ahafo and
Akyem reportable segments, respectively. The CC&V matter relates to the CC&V reportable segment. The Mexico tax matter relates to the Peñasquito reportable segment.
Environmental Matters
Refer to Note 5 for further information regarding reclamation and remediation. Details about certain significant matters are discussed below.
Minera Yanacocha S.R.L. - 100% Newmont Owned
In early 2015 and again in June 2017, the Peruvian government agency responsible for certain environmental regulations, the Ministry of the Environment (“MINAM”), issued proposed modifications to water quality criteria for designated beneficial uses which apply to mining companies, including Yanacocha. These criteria modified the in-stream water quality criteria pursuant to which Yanacocha has been designing water treatment processes and infrastructure. In December 2015, MINAM issued the final regulation that modified the water quality standards. These Peruvian regulations allow time to formulate a compliance plan and make any necessary changes to achieve compliance.
In February 2017, Yanacocha submitted a modification to its previously approved compliance achievement plan to the MINEM. The Company did not receive a response or comments to this submission until April 2021. During this interim period, Yanacocha separately submitted an Environmental Impact Assessment ("EIA") modification considering the ongoing operations and the projects to be developed and obtained authorization from MINEM for such projects. This authorization included a deadline for compliance with the modified water quality criteria by January 2024. In May 2022, Yanacocha submitted a proposed modification to this plan requesting an extension of time for coming into full compliance with the new regulations in 2027. In the event that MINEM does not grant Yanacocha an extension of the previously authorized timeline for, and agree to, the updated compliance achievement plan, fines and penalties relating to noncompliance may result beyond January 2024.
The Company currently operates five water treatment plants at Yanacocha that have been and currently meet all currently applicable water discharge requirements. The Company is conducting detailed studies to better estimate water management and other closure activities that will ensure water quality and quantity discharge requirements, including the modifications promulgated by MINAM, as referenced above, will be met. This also includes performing a comprehensive update to the Yanacocha reclamation plan to address changes in closure activities and estimated closure costs while preserving optionality for potential future projects at Yanacocha. The Company's asset retirement obligation at December 31, 2022, included updates primarily to the expected construction of two water treatment plants, a related increase in the annual operating costs over the extended closure period, and initial consideration of known risks (including the associated risk that these water treatment estimates could change in the future as more work is completed). These ongoing studies, which will extend beyond the current year, were progressed in 2022 as the study team continued to evaluate and revise assumptions and estimated costs of changes to the reclamation plan. While certain estimated costs remain subject to revision, in conjunction with the Company's annual 2022 update process for all asset retirement obligations, the Company recorded an increase of $511 to the Yanacocha reclamation liability based on progress of the closure studies with a corresponding non-cash charge of $529 recorded to reclamation expense related to portions of the site operations no longer in production with no expected substantive future economic value and $18 recorded as a decrease to the asset retirement cost for producing areas of the operation. The annual 2022 update related primarily to higher capital costs for construction of the two water treatment plants due to updated design considerations and recent inflation and supply chain disruptions on the estimated construction costs, as well as post-closure management costs. The ultimate construction costs of the two water treatment plants remains highly uncertain as ongoing study work and assessment of opportunities that incorporates the latest design considerations remain in progress. These and other additional risks and contingencies that are the subject of ongoing studies, including, but not limited to, a comprehensive review of the Company's tailings storage facility management, review of Yanacocha’s water balance and storm water management system, and review of post-closure management costs, could result in future material increases to the reclamation obligation at Yanacocha.
Yanacocha experienced heavy rainfall in early 2022, above average historical levels, which resulted in significant water balance stress and required active emergency management. Yanacocha has been in communication with Organismo Evaluación y Fiscalización Ambiental (“OEFA”), under MINAM, and local government regarding the emergency measures undertaken and contingency planning. Yanacocha was able to prevent any offsite release of untreated water, but did need to accumulate untreated water in mine pits. If accumulation in pits or other emergency measures are deemed a violation of existing permits, it could result in fines and penalties for unauthorized discharge. Such fines and penalties, if ultimately assessed, are currently unknown and otherwise cannot be reasonably estimated at this time. Extended periods of rainfall, more extreme storm events or increased overall rainfall beyond historical or planned levels may also result in flooding or stress of mine pits and maintenance and storage facilities (e.g., tailings water), unpermitted off-site discharges, delays to planned study work, increased cost related to water infrastructure adjustments and potential negative impacts to permitting and operations.
Cripple Creek & Victor Gold Mining Company LLC - 100% Newmont Owned
In December 2021, Cripple Creek & Victor Gold Mining Company LLC (“CC&V”, a wholly-owned subsidiary of the Company) entered into a Settlement Agreement (“Settlement Agreement”) with the Water Quality Control Division of the Colorado Department of Public Health and Environment (the “Division”) with a mutual objective of resolving issues associated with the new discharge permits issued by the Division in January 2021 for the historic Carlton Tunnel. The Carlton Tunnel was a historic tunnel completed in 1941 with the purpose of draining the southern portion of the mining district, subsequently consolidated by CC&V. CC&V has held discharge permits for the Carlton Tunnel since 1983, but the January 2021 new permits contained new water quality limits. The Settlement Agreement, involves the installation of interim passive water treatment and ongoing monitoring over the next three years, and then more long-term water treatment installed with target compliance by November 2027. In 2022, the Company studied various interim passive water treatment options, reported the study results to the Division, and based on an evaluation of additional semi-passive options that involve the usage of power at the portal, updated the remediation liability to $20 at December 31, 2022. CC&V continues to study alternative long-term remediation plans for water discharged from the Carlton Tunnel. Depending on the remediation plans that may ultimately be agreed with the Division, a material adjustment to the remediation liability may be required.
Dawn Mining Company LLC (“Dawn”) - 58.19% Newmont Owned
Midnite mine site and Dawn mill site. Dawn previously leased an open pit uranium mine, currently inactive, on the Spokane Indian Reservation in the State of Washington. The mine site is subject to regulation by agencies of the U.S. Department of Interior (the Bureau of Indian Affairs and the Bureau of Land Management), as well as the EPA.
As per the Consent Decree approved by the U.S. District Court for the Eastern District of Washington on January 17, 2012, the following actions were required of Newmont, Dawn, the Department of the Interior and the EPA: (i) Newmont and Dawn would design, construct and implement the cleanup plan selected by the EPA in 2006 for the Midnite mine site; (ii) Newmont and Dawn would reimburse the EPA for its past costs associated with overseeing the work; (iii) the Department of the Interior would contribute a lump sum amount toward past EPA costs and future costs related to the cleanup of the Midnite mine site; (iv) Newmont and Dawn would be responsible for all future EPA oversight costs and Midnite mine site cleanup costs; and (v) Newmont would post a surety bond for work at the site.
During 2012, the Department of Interior contributed its share of past EPA costs and future costs related to the cleanup of the Midnite mine site. In 2016, Newmont completed the remedial design process, with the exception of the new WTP design which was awaiting the approval of the new NPDES permit. Subsequently, the new NPDES permit was received in 2017 and the WTP design commenced in 2018. The EPA completed their assessment and approval of the WTP design in 2021 and Newmont has selected contractors for the construction of the new water treatment plant and effluent pipeline. Construction of the effluent pipeline began in 2021, and construction of the new WTP began in 2022.
The Dawn mill site is regulated by the Washington Department of Health and is in the process of being closed in accordance with the federal Uranium Mill Tailings Radiation Control Act, and associated Washington state regulations. Remediation at the Dawn mill site began in 2013. The Tailing Disposal Area 1-4 reclamation earthworks component was completed during 2017 with the embankment erosion protection completed in the second quarter of 2018. The remaining closure activities will consist primarily of finalizing an Alternative Concentration Limit application (the "ACL application") submitted in 2020 to the Washington Department of Health to address groundwater issues, and also evaporating the remaining balance of process water at the site. In the fourth quarter of 2022, the Washington Department of Health provided comments on the ACL application, which Newmont is evaluating and to which it will provide a response.
The remediation liability for the Midnite mine site and Dawn mill site is approximately $188, assumed 100% by Newmont, at December 31, 2022.
Other Legal Matters
Newmont Corporation, as well as Newmont Canada Corporation, and Newmont Canada FN Holdings ULC – 100% Newmont Owned
Kirkland Lake Gold Inc., which was acquired by Agnico Eagle Mines Limited in 2022 (still referred to herein as “Kirkland” for ease of reference), owns certain mining and mineral rights in northeastern Ontario, Canada, referred to here as the Holt-McDermott property, on which it suspended operations in April 2020. A subsidiary of the Company has a retained royalty obligation (“Holt royalty obligation”) to Royal Gold, Inc. (“Royal Gold”) for production on the Holt-McDermott property. In August 2020, the Company and Kirkland signed a Strategic Alliance Agreement (the “Kirkland Agreement”). As part of the Kirkland Agreement, the Company purchased an option (the “Holt option”) for $75 from Kirkland for the mining and mineral rights subject to the Holt royalty obligation. The Company has the right to exercise the Holt option and acquire ownership to the mineral interests subject to the Holt royalty obligation in the event Kirkland intends to resume operations and process material subject to the obligation. Kirkland has the right to assume the Company’s Holt royalty obligation at any time, in which case the Holt option would terminate.
On August 16, 2021, International Royalty Corporation (“IRC”), a wholly-owned subsidiary of Royal Gold, filed an action in the Supreme Court of Nova Scotia against Newmont Corporation, Newmont Canada Corporation, Newmont Canada FN Holdings ULC (collectively "Newmont"), and certain Kirkland defendants (collectively "Kirkland"). IRC alleges the Kirkland Agreement is oppressive to the interests of Royal Gold under the Nova Scotia Companies Act and the Canada Business Corporations Act, and that, by entering into the Kirkland Agreement, Newmont breached its contractual obligations to Royal Gold. IRC seeks declaratory relief, and $350 in alleged royalty payments that it claims Newmont expected to pay under the Holt royalty obligation, but for the Kirkland Agreement. Kirkland filed a motion seeking dismissal of the case against it, which the court granted in October 2022. Newmont submitted a demand for particulars on February 6, 2023. Newmont intends to vigorously defend this matter, but cannot reasonably predict the outcome.
NWG Investments Inc. v. Fronteer Gold Inc.
In April 2011, Newmont acquired Fronteer Gold Inc. (“Fronteer”).
Fronteer acquired NewWest Gold Corporation (“NewWest Gold”) in September 2007. At the time of that acquisition, NWG Investments Inc. (“NWG”) owned approximately 86% of NewWest Gold and an individual named Jacob Safra owned or controlled 100% of NWG. Prior to its acquisition of NewWest Gold, Fronteer entered into a June 2007 lock-up agreement with NWG providing that, among other things, NWG would support Fronteer’s acquisition of NewWest Gold. At that time, Fronteer owned approximately 47% of Aurora Energy Resources Inc. (“Aurora”), which, among other things, had a uranium exploration project in Labrador, Canada.
NWG contends that, during the negotiations leading up to the lock-up agreement, Fronteer represented to NWG, among other things, that Aurora would commence uranium mining in Labrador by 2013, that this was a firm date, that Aurora faced no current environmental issues in Labrador and that Aurora’s competitors faced delays in commencing uranium mining. NWG further contends that it entered into the lock-up agreement and agreed to support Fronteer’s acquisition of NewWest Gold in reliance upon these purported representations. On October 11, 2007, less than three weeks after the Fronteer-NewWest Gold transaction closed, a member of the Nunatsiavut Assembly introduced a motion calling for the adoption of a moratorium on uranium mining in Labrador. On April 8, 2008, the Nunatsiavut Assembly adopted a three-year moratorium on uranium mining in Labrador. NWG contends that Fronteer was aware during the negotiations of the NWG/Fronteer lock-up agreement that the Nunatsiavut Assembly planned on adopting this moratorium and that its adoption would preclude Aurora from commencing uranium mining by 2013, but Fronteer nonetheless fraudulently induced NWG to enter into the lock-up agreement.
On September 24, 2012, NWG served a summons and complaint on the Company, and then amended the complaint to add Newmont Canada Holdings ULC as a defendant. The complaint also named Fronteer Gold Inc. and Mark O’Dea as defendants. The complaint sought rescission of the merger between Fronteer and NewWest Gold and $750 in damages. In August 2013 the Supreme Court of New York, New York County issued an order granting the defendants’ motion to dismiss on forum non conveniens. Subsequently, NWG filed a notice of appeal of the decision and then a notice of dismissal of the appeal on March 24, 2014.
On February 26, 2014, NWG filed a lawsuit in Ontario Superior Court of Justice against Fronteer Gold Inc., Newmont Mining Corporation, Newmont Canada Holdings ULC, Newmont FH B.V. and Mark O’Dea. The Ontario complaint is based upon substantially the same allegations contained in the New York lawsuit with claims for fraudulent and negligent misrepresentation. NWG seeks disgorgement of profits since the close of the NWG deal on September 24, 2007 and damages in the amount of C$1,200. Newmont, along with other defendants, served the plaintiff with its statement of defense on October 17, 2014. Newmont, along with the other defendants, filed a motion to dismiss based on delay on November 29, 2022. Newmont intends to vigorously defend this matter, but cannot reasonably predict the outcome.
Newmont Ghana Gold Limited and Newmont Golden Ridge Limited - 100% Newmont Owned
On December 24, 2018, two individual plaintiffs, who are members of the Ghana Parliament (“Plaintiffs”), filed a writ to invoke the original jurisdiction of the Supreme Court of Ghana. On January 16, 2019, Plaintiffs filed the Statement of Plaintiff’s Case outlining the details of the Plaintiff’s case and subsequently served Newmont Ghana Gold Limited (“NGGL”) and Newmont Golden Ridge Limited (“NGRL”) along with the other named defendants, the Attorney General of Ghana, the Minerals Commission of Ghana and 33 other mining companies with interests in Ghana. The Plaintiffs allege that under article 268 of the 1992 Constitution of Ghana, the mining company defendants are not entitled to carry out any exploitation of minerals or other natural resources in Ghana, unless their respective transactions, contracts or concessions are ratified or exempted from ratification by the Parliament of Ghana. Newmont’s current mining leases are both ratified by Parliament; NGGL June 13, 2001 mining lease, ratified by Parliament on October 21, 2008, and NGRL January 19, 2010 mining lease; ratified by Parliament on December 3, 2015. The writ alleges that any mineral exploitation prior to Parliamentary ratification is unconstitutional. The Plaintiffs seek several remedies including: (i) a declaration as to the meaning of constitutional language at issue; (ii) an injunction precluding exploitation of minerals for any mining company without prior Parliamentary ratification; (iii) a declaration that all revenue as a result of violation of the Constitution shall be accounted for and recovered via cash equivalent; and (iv) an order that the Attorney General and Minerals Commission submit all un-ratified mining leases, undertakings or contracts to Parliament for ratification. Newmont intends to vigorously defend this matter, but cannot reasonably predict the outcome.
Other Commitments and Contingencies
As part of its ongoing business and operations, the Company and its affiliates are required to provide surety bonds, bank letters of credit and bank guarantees as financial support for various purposes, including environmental remediation, reclamation, exploration permitting, workers compensation programs and other general corporate purposes. At December 31, 2022 and 2021, there were $1,872 and $1,927, respectively, of outstanding letters of credit, surety bonds and bank guarantees. The obligations associated with these instruments are generally related to performance requirements that the Company addresses through its ongoing operations. As the specific requirements are met, the beneficiary of the associated instrument cancels and/or returns the instrument to the issuing entity. Certain of these instruments are associated with operating sites with long-lived assets and will remain outstanding until closure. Generally, bonding requirements associated with environmental regulation are becoming more restrictive. However, the Company believes it is in compliance with all applicable bonding obligations and will be able to satisfy future bonding requirements through existing or alternative means, as they arise.
Newmont is from time to time involved in various legal proceedings related to its business. Except in the above described proceedings, management does not believe that adverse decisions in any pending or threatened proceeding or that amounts that may be required to be paid by reason thereof will have a material adverse effect on the Company’s financial condition or results of operations.
In connection with the Company's investment in Galore Creek, Newmont will owe NovaGold Resources Inc. $75 upon the earlier of approval to construct a mine, mill and all related infrastructure for the Galore Creek project or the initiation of construction of a mine, mill or related infrastructure. The amount due is non-interest bearing. The decision for an approval and commencement of construction is contingent on the results of a prefeasibility study which is currently under way and feasibility study which has not yet occurred. As such, this amount has not been accrued.
Deferred payments to Barrick of $120 and $124 as of December 31, 2022 and December 31, 2021, respectively, are to be satisfied through funding a portion of Barrick’s share of project expenditures at the Norte Abierto project. These deferred payments to Barrick are included in Other current liabilities and Other non-current liabilities.